UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2007 (April 23, 2007)

AEROFLEX INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

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DELAWARE (State or Other Jurisdiction of Incorporation)	000-02324 (Commission File Number)	11-1974412 (I.R.S. Employer Identification No.)
35 South Service Road Plainview, New York (Address of Principal Executive Offices)		11803 (Zip Code)
Registrant’s telephone number including area code: (516) 694-6700
No change since last report (Former Name or Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 8, 2007, Jack Trugman ("Trugman") filed a putative class action complaint in the Supreme Court, State of New York, County of Nassau concerning the proposed acquisition of Aeroflex Incorporated (the "Company") by entities directly and indirectly owned by an investment group consisting of investment entities affiliated with General Atlantic LLC and Francisco Partners II, L.P. pursuant to a merger agreement dated March 2, 2007 (the "Proposed Merger").

On April 23, 2007, Trugman filed an amended putative class action complaint in the Supreme Court, State of New York, County of Nassau. The amended complaint generally alleges that the Company's directors breached their fiduciary duties by approving a transaction that benefits themselves, to the detriment of the Company's stockholders, and that the Company, General Atlantic LLC and Francisco Partners II, L.P. aided and abetted the directors' alleged breach of fiduciary duties. A copy of the amended complaint is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On April 23, 2007, defendants moved to dismiss Trugman's amended complaint for failure to state a claim upon which relief may be granted. The Company intends to vigorously defend its rights. There can be no assurance as to the outcome of this case.

Additional Information and Where to Find It

In connection with the Proposed Merger, the Company will file a definitive proxy statement with the securities and exchange commission (the "SEC"). The definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER CAREFULLY IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company's stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company's stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Corporate Secretary, Aeroflex Incorporated, 35 South Service Road, P.O. Box 6022, Plainview, New York 11803, telephone: (516) 694-6700, or from the Company's website, http://www.aeroflex.com.

Participants in the Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company's stockholders with respect to the Proposed Merger. Information about the Company's directors and executive officers and their ownership of the Company's common stock is set forth in the proxy statement for the Company's 2006 Annual Meeting of Stockholders, which was filed with the SEC on October 5, 2006. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the Proposed Merger, which may be different from those of the Company's stockholders generally, by reading the proxy statement and other relevant documents regarding the Proposed Merger, when filed with the SEC.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Amended Class Action Complaint, filed in the Supreme Court, State of New York, County of Nassau, by Jack Trugman, dated April 23, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROFLEX INCORPORATED

By:	/s/ John Adamovich, Jr.
	Name:	John Adamovich, Jr.
	Title:	Senior Vice President and Chief Financial Officer

Dated: April 26, 2007

Exhibit Index

Exhibit No.	Description
99.1	Amended Class Action Complaint, filed in the Supreme Court, State of New York, County of Nassau, by Jack Trugman, dated April 23, 2007.